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                                                                   EXHIBIT 10.41

                          FIRST AMENDMENT TO AGREEMENT

     This First Amendment (the "Amendment") to the Agreement is entered into as of July 31, 2000 by and between Engage, Inc. ("SUPPLIER") and Compaq Computer Corporation ("COMPAQ").

     WHEREAS Engage and Customer are parties to an agreement for the purchase and resale of a certain software dated July 26, 2000 (the "Agreement"); and

     WHEREAS Engage and Customer desire to modify the terms of the Agreement.

     NOW, THEREFORE, Engage and Customer agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2.   Schedule D is hereby amended by adding the following new bullet:

COMPAQ shall pay $15,005,150 for additional Profile Server licenses, as follows, such licenses shall become part of the Initial Licenses:
- One Hundred Fifty-Six (156) Profile Server Platinum Tier licenses including Local Declared and Local Behavioral Options for resale by COMPAQ.
- One Hundred Fifty-Seven (157) Profile Server Gold licenses including Local Declared and Local Behavioral Options for resale by COMPAQ.
- One Hundred Fifty-Six (156) Profile Server Standard licenses including Local Declared and Local Behavioral Options for resale by COMPAQ.

This Amendment acts as the purchase order.

3. Until all the Initial Licenses are sold, SUPPLIER agrees not to sell into a COMPAQ resale channel.

4. Except as specifically set forth herein, no other portion of the Agreement shall be amended.

5. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

6. Any conflict between the terms of the Agreement and the terms of this Amendment will be governed by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

ENGAGE, INC.                           COMPAQ COMPUTER CORPORATION

By: /s/ Michael Baker                  By: /s/ Jeffrey Lynn
    --------------------------------       -------------------------------------
    Name: Michael Baker                    Name: Jeffrey Lynn
    Title: V.P. and General Counsel        Title: V.P. and General Manager